Exhibit 99.2

1 Columbia Financial, Inc. to Convert to Fully Public Company and Partner with Northfield Bancorp, Inc. Unlocking Shareholder Value in Conjunction With Our Second Step Conversion & Stock Offering February 2, 2026

Disclaimer and Caution About Forward-Looking Statements

Certain statements in this communication constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Columbia Financial, Inc. ("Columbia" or "CLBK") and Northfield Bancorp, Inc. ("Northfield" or "NFBK"), respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company's future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as "may," "will," "anticipate," "could," "should," "would," "believe," "contemplate," "expect," "estimate," "continue," "plan," "project" and "intend," as well as words of similar meaning or other statements concerning opinions or judgment of Columbia or Northfield or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, among others, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; (ii) the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) and the possibility that the proposed transaction does not close when expected or at all because required regulatory approvals, the approval by Columbia's and/or Northfield's stockholders, or other approvals and the other conditions to closing are not received or satisfied on a timely basis or at all; (iii) the outcome of any legal proceedings that may be instituted against Columbia or Northfield; (iv) the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Columbia and Northfield operate; (v) the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected; (vi) Columbia's ability to successfully complete its second step conversion; (vii) the possibility that the final appraisal of Columbia conducted by RP Financial, LC will differ from the preliminary appraisal conducted by RP Financial, LC; (viii) the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks; (ix) the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events; (x) the diversion of management's attention from ongoing business operations and opportunities; (xi) potential adverse reactions of Columbia's or Northfield's customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (xii) a material adverse change in the financial condition of Columbia or Northfield; (xiii) changes in Columbia's or Northfield's share price before closing; (xiv) risks relating to the potential dilutive effect of shares of Columbia's common stock to be issued in the proposed transaction; (xv) general competitive, economic, political and market conditions, impact of any potential government shutdowns; (xvi) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; and (xvii) other factors that may affect future results of Columbia or Northfield, including, among others, changes in asset quality and credit risk; the imposition of tariffs and any retaliatory responses; the inability to sustain revenue and earnings growth; changes in interest rates; deposit flows; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause Columbia's, Northfield's or the combined company's actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Columbia's, Northfield's or the combined company's results.

Although each of Columbia and Northfield believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions based on its existing knowledge of its business and operations, there can be no assurance that actual results of Columbia or Northfield will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Columbia's most recent annual report on Form 10-K for the fiscal year ended December 31, 2024, quarterly reports on Form 10-Q, and other documents subsequently filed by Columbia with the Securities Exchange Commission (the "SEC"), and in Northfield's most recent annual report on Form 10-K for the fiscal year ended December 31, 2024, and its other filings with the SEC and quarterly reports on Form 10-Q, and other documents subsequently filed by Northfield with the SEC. The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Columbia, Northfield or each of their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Columbia and Northfield urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by Columbia and Northfield. Forward-looking statements speak only as of the date they are made and Columbia and/or Northfield undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

Member FDIC

2

Important Additional Information About the Transaction and Where to Find It

In connection with the proposed transaction, Columbia Financial, Inc., a newly formed Maryland corporation (the "Holding Company"), intends to file with the SEC a Registration Statement on Form S-4 (the "Registration Statement") to register the shares of Holding Company common stock to be issued in connection with the proposed transaction and that will include a joint proxy statement of Columbia and Northfield and a prospectus of the Holding Company (the "Joint Proxy Statement/Prospectus"), and a Registration Statement on Form S-1 to register the shares of Holding Company common stock to be issued in connection with the second step conversion offering and each of Columbia, the Holding Company and Northfield may file with the SEC other relevant documents concerning the proposed transaction. A definitive Joint Proxy Statement/Prospectus will be sent to the stockholders of Columbia and Northfield to seek their approval of the proposed transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS OF COLUMBIA AND NORTHFIELD ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT COLUMBIA, THE HOLDING COMPANY AND NORTHFIELD AND THE PROPOSED TRANSACTION AND RELATED MATTERS.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval with respect to the proposed transaction between Columbia and Northfield. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

A copy of the Registration Statement, Joint Proxy Statement/Prospectus, as well as other filings containing information about Columbia, the Holding Company and Northfield, may be obtained, free of charge, at the SEC's website (http://www.sec.gov). You will also be able to obtain these documents, when they are filed, free of charge, from Columbia by accessing Columbia's website at https://ir.columbiabankonline.com/financials/sec-filings/default.aspx or from Northfield by accessing Northfield's website at https://ir.enorthfield.com/financials/sec-filings/default.aspx. Copies of the Registration Statement on Form S-4, the Joint Proxy Statement/Prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Columbia Investor Relations, 19-01 Route 208 North, Fair Lawn, New Jersey 07410, or by calling (833) 550-0717, or to Northfield by directing a request to Northfield Investor Relations, 581 Main Street, Suite 810, Woodbridge, New Jersey 07095 or by calling (732) 499-7200 x2519. The information on Columbia's or Northfield's respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Columbia, Northfield and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Columbia and Northfield in connection with the proposed transaction. Information about the interests of the directors and executive officers of Columbia and Northfield and other persons who may be deemed to be participants in the solicitation of stockholders of Columbia and Northfield in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Joint Proxy Statement/Prospectus related to the proposed transaction, which will be filed with the SEC.

Information about the directors and executive officers of Columbia and their ownership of Columbia common stock is also set forth in the definitive proxy statement for Columbia's 2025 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 25, 2025 (the "Columbia 2025 Proxy Statement") and other documents subsequently filed by Columbia with the SEC. Information about the directors and executive officers of Columbia, their ownership of Columbia common stock, and Columbia's transactions with related persons is set forth in the sections entitled "Stock Ownership," "Proposal 1 – Election of Directors," "Director Compensation," "Compensation Discussion and Analysis" and "Executive Compensation," of the Columbia 2025 Proxy Statement. To the extent holdings of Columbia's common stock by the directors and executive officers of Columbia's have changed from the amounts of Columbia's common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Information about the directors and executive officers of Northfield and their ownership of Northfield common stock can also be found in Northfield's definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, as filed with the SEC on April 14, 2025 (the "Northfield 2025 Proxy Statement") and other documents subsequently filed by Northfield with the SEC. Information about the directors and executive officers of Northfield, their ownership of Northfield common stock, and Northfield's transactions with related persons is set forth in the sections entitled "Voting Securities and Principal Holders Thereof," "Corporate Governance and Board Matters," "Executive Compensation" and "Proposal 1 – Election of Directors" of the Northfield 2025 Proxy Statement. To the extent holdings of Northfield common stock by the directors and executive officers of Northfield have changed from the amounts of Northfield common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Member FDIC

3

Non-GAAP Financial Measures

This presentation contains financial information presented in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). This presentation also contains certain non-GAAP information that the Company's management uses in its analysis of the Company's financial results, including tangible stockholders' equity to tangible assets ("TCE / TA") and other non-GAAP metrics. Specifically, the Company provides measures based on what it believes are its operating earnings on a consistent basis and excludes material non-routine operating items which affect the GAAP reporting of results of operations. The Company's management believes that providing this information to analysts and investors allows them to better understand and evaluate the Company's core financial results for the periods presented. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. The Company also provides measurements and ratios based on tangible stockholders' equity. These measures are commonly utilized by regulators and market analysts to evaluate the Company's financial condition and, therefore, the Company's management believes that such information is useful to investors. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures is provided in the appendix to this presentation.

Pro Forma Forward-Looking Data

Neither Columbia's nor Northfield's independent registered public accounting firms have studied, reviewed or performed any procedures with respect to the pro forma forward-looking financial data for the purpose of inclusion in this presentation, and, accordingly, neither have expressed an opinion or provided any form of assurance with respect thereto for the purpose of this presentation. This pro forma forward-looking financial data is for illustrative purposes only and should not be relied on as necessarily being indicative of future results. The assumptions and estimates underlying the proforma forward-looking financial data are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those in the "Disclaimer and Caution about Forward-Looking Statements" disclaimer on slide 2 of this presentation. Pro forma forward-looking financial data is inherently uncertain due to a number of factors outside of Columbia's and Northfield's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the proposed second step conversion and acquisition or that actual results will not differ materially from those presented in the pro forma forward-looking financial data. Inclusion of pro forma financial data in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Member FDIC

4

Overview of the Transaction

Second Step Conversion and Partnership with Northfield

OVERVIEW OF THE SECOND STEP CONVERSION

- Two-part transaction whereby Columbia conducts a second step offering and acquires Northfield with a combination of stock and cash
- Offering is expected to produce gross proceeds of ~$1.4bn - $1.9bn
- Stock sold in the subscription offering only to Columbia depositors
- Community offering and stand-by firm commitment underwritten offering led by Keefe, Bruyette & Woods, *A Stifel Company* for any shares remaining after subscription offering
- The second step offering and the acquisition would close simultaneously

OVERVIEW OF NORTHFIELD

- Headquartered in Woodbridge, NJ and operates 37 retail branches in attractive markets across New Jersey, Staten Island and Brooklyn
- Experienced management team and board with compatible cultures and strong ties to markets served
- Conservative credit culture, lending and asset quality
- Stable low cost core deposit base

Columbia Financial, Inc. + Northfield Bancorp

- Combined transactions will meaningfully enhance the scale of pro forma Columbia
- Eliminates the "minority discount" in Columbia's stock as an MHC
- Strategically expands the franchise into new markets while adding density to existing markets
- A merger with Northfield is financially attractive and significantly improves the operating performance, balance sheet and strategic positioning of the pro forma Company
- Combines two well-respected management teams with proven track records in the markets they serve

Pro Forma Scale at Close(1)(2)	~$18bn Assets	~$12bn Loans	~$13bn Deposits
Acquisition Deal Value / Multiples(1)(2)	$597mm Deal Value	0.86x P / TBV	10.6x P / '27E EPS
Transaction Impacts(1)(2)	~50% '27E EPS Accretion	4.4% TBV Dilution	1.8 Yr. TBV Earnback

(1) Data presented at the midpoint of the preliminary appraisal conducted by RP Financial. The final appraisal may differ from the preliminary appraisal due to market conditions or other factors (2) Assumes that 41,763,852 Northfield common shares outstanding and 103,407 Northfield PSUs are converted to Columbia common shares at the fixed exchange ratio; Assumes 70% stock / 30% cash consideration

Member FDIC
5

Transaction Summary

Merger Structure

- Northfield shareholders may elect either stock or cash consideration for each share (with cash consideration to be paid for up to 30% of outstanding Northfield shares) – Presentation assumes 70% stock / 30% cash consideration structure
- Merger consideration per Northfield share based on final appraisal for Columbia at closing as outlined below:
  - Appraisal value less than $2.3 billion: either (a) 1.425 shares of converted Columbia common stock or (b) $14.25 in cash;
  - Appraisal value equal to or greater than $2.3 billion and less than $2.6 billion: either (a) 1.450 shares of converted Columbia common stock or (b) $14.50 in cash;
  - Appraisal value equal to or greater than $2.6 billion: either (a) 1.465 shares of converted Columbia common stock or (b) $14.65 in cash
- $597 - $613 million potential aggregate deal value range(1)

Second Step Transaction

- Appraisal Value Range:(2) $1.9 billion - $2.6 billion
- Gross Offering Size Range: $1.4 billion – $1.9 billion, expected to be funded concurrently at transaction close
- Conversion Price: $10.00 per share
- Post closing of the transactions, Columbia intends to pay a cash dividend

Acquisition Multiples

$14.25 Offer Price (*Appraisal < $2.3 billion*)	$14.50 Offer Price (*Appraisal between $2.3 and $2.6 billion*)	$14.65 Offer Price (*Appraisal > $2.6 billion*)
Price / TBV: 0.86x	Price / TBV: 0.88x	Price / TBV: 0.89x
Price / 2027 EPS: 10.6x	Price / 2027 EPS: 10.7x	Price / 2027 EPS: 10.9x

Board Composition & Management

- Pro forma board will consist of 9 Columbia directors and 4 Northfield directors
- Thomas Kemly (Columbia) to serve as Chief Executive Officer of the holding company and bank
- Dennis Gibney (Columbia) to serve as 1st Senior Executive Vice President and Chief Banking Officer of the holding company and bank
- Steven Klein (Northfield) to serve as Senior Executive Vice President, Chief Operating Officer of the holding company and bank
- Thomas Splaine (Columbia) will serve as Executive Vice President and Chief Financial Officer of the holding company and bank

Timing & Approvals

- Anticipated closing early Q3 2026
- Customary regulatory approvals
- Columbia depositor and shareholder approvals and completion of the second step offering
- Northfield shareholder approval

(1) Assumes that 41,763,852 Northfield common shares outstanding and 103,407 Northfield PSUs are converted to Columbia common shares at a fixed exchange ratio and cash (2) Ranges presented per the preliminary independent appraisal conducted by RP Financial. The final appraisal may differ from the preliminary appraisal due to market conditions or other factors

Member FDIC

6

7 Low Risk Transaction Strategic Rationale behind Second Step Conversion & Acquisition Strategic Market Positioning Strategic Rationale Source: S&P Global Market Intelligence; Note: Deposit market share data as of 6/30/2025; Data presented at the midpoint of th e p reliminary appraisal conducted by RP Financial. The final appraisal may differ from the preliminary appraisal due to market conditions or other factors (1) “Community Bank” defined as a bank with less than $25 billion in total assets as of 12/31/2025 • Complementary geographic footprint that strengthens share in attractive markets • Creates a top 5 community bank (1) headquartered in the NYC metro area with an expanded presence in vibrant Brooklyn and Staten Island markets • Adds approximately $1.8bn of deposits in New Jersey, making the combined company the third largest New Jersey - headquartered bank by market share • Additional scale and product offerings expected to create new lending and deposit opportunities across legacy Northfield mark ets • Creates a formidable competitor in the greater New Jersey / metro New York area • Eliminates Columbia’s “minority discount” embedded in the MHC structure • Acquiring Northfield simultaneously with a second step conversion leverages the net proceeds in a way that allows the Company to achieve a normalized return on equity level faster than on a standalone basis • Pro forma company will have capital ratios that far exceed regulatory buffers and a regulatory CRE ratio well below 300% • Conservative credit and fair value marks supported by thorough and detailed due diligence process with independent third part ies • Conservative credit cultures and low nonperforming assets and charge - off history • Attractively priced transaction relative to other recent M&A transactions • Columbia is an experienced acquiror and integrator with four successfully - executed M&A transactions since completing their minority stock transaction in 2018

Creating a Formidable NJ/NY Metro Competitor

Pro Forma Scale[1]	~$18bn Total Assets	~$13bn Total Deposits	~$12bn Gross Loans	~$3bn Tangible Common Equity	100+ Branches

Enhanced Profitability

1.06%
2027E ROAA

48%
2027E Efficiency

2.90%
2027E Net Interest Margin

Fortress Balance Sheet With Added Flexibility[1]

16.7%
TCE Ratio

211%
CRE / TRBC Ratio[2]

~96%
Loans / Deposits

~1.2%
ACL / Loans HFI

28%
Cash & Securities / Assets[4]

71%
Core Deposits / Deposits[3][4]

Note: Data presented at the midpoint of the preliminary appraisal conducted by RP Financial. The final appraisal may differ from the preliminary appraisal due to market conditions or other factors; Assumes 6/30/2026 transaction close (1) Pro forma balance sheet and ratios shown at close unless otherwise noted (2) Excludes owner-occupied CRE per regulatory definition (3) Core deposits defined as total deposits less total CD balances (4) Pro forma metrics shown at 12/31/2025 include impact of second step offering and exclude purchase accounting adjustments

Member FDIC

8

Pro Forma Franchise Overview

Creating a Premier New Jersey and New York Franchise

Adding Density in One of the Best Banking Markets…

Deposit Market Share For Community Banks Headquartered in NYC MSA[1]

	Rank	Deposits ($B)	Market Share (%)
Provident Financial Services	#1	$17.9B	11.1%
Apple Financial Holdings Inc.	#2	$14.7B	9.1%
OceanFirst Financial Corp.	#3	$13.5B	8.4%
Dime Community Bancshares Inc.	#4	$11.8B	7.3%
Columbia + Northfield (pro forma)		$10.9B	6.8%
ConnectOne Bancorp, Inc.	#5	$10.9B	6.8%
Columbia Financial, Inc.	#6	$7.2B	4.4%
Northfield Bancorp	#14	$3.7B	2.3%

Deposit Market Share For Community Banks In Staten Island[1]

	Rank	Deposits ($M)	Market Share (%)
Northfield Bancorp	#1	$1,784M	54.3%
Dime Community Bancshares Inc.	#2	$781M	23.8%
ES Bancshares, Inc.	#3	$322M	9.8%
Apple Financial Holdings Inc.	#4	$237M	7.2%
BCB Bancorp, Inc.	#5	$124M	3.8%
Kearny Financial Corp.	#6	$39M	1.2%

…With a Strong, Complementary Branch Network[2]



CLBK (71)
NFBK (37)
Northern NJ
New York City
Central NJ
Southern NJ
Manhattan
Brooklyn
Staten Island
Columbia Standalone Deposit Geography[2]
Northern NJ 57%
Central NJ 30%
Southern NJ 13%
Pro Forma Deposit Geography[2]
Northern NJ 39%
Central NJ 35%
Southern NJ 8%
Brooklyn & Other NYC 4%
Staten Island 15%

Source: S&P Global Market Intelligence; Note: Deposit market share and geography data as of 6/30/2025; Data shown pro forma for pending or recently completed transactions (1) "Community Bank" defined as a bank with less than $25 billion in total assets as of 12/31/2025 (2) "Northern NJ" includes Bergen, Essex, Hudson, Morris, Passaic, Sussex and Warren counties; "Central NJ" includes Hunterdon, Mercer, Middlesex, Monmouth, Somerset and Union counties; "South NJ" includes Atlantic, Burlington, Camden, Cape May, Cumberland, Gloucester, Ocean and Salem counties; "Brooklyn & Other NYC" includes the Bronx, New York, and Queens; "Staten Island" includes Richmond County

Member FDIC

9

Company Snapshot of Northfield Bancorp

Prominent New Jersey and Metro New York Footprint



NFBK (37)
New York City
Manhattan
Brooklyn
Staten Island
Trenton

Company Overview

- **Long Operating History with Deep Roots**: 135+ years in the market, evolving from a savings and loan association into a robust publicly-traded bank holding company
- **Strong Core Markets**: Top three counties by deposits (77% of Northfield deposit base) have a 20%+ greater median household income compared to the national median[(1)]
- **Seasoned Executives**: Management and Board lead by Chairman, President and CEO Steven Klein. Management team has an average tenure of 14 years and 165+ years of cumulative banking/securities industry experience
- **Strong Footprint in Attractive Markets:** Deep rooted client network and longstanding relationships across Northfield's 32 branches located in the New York City MSA and 5 branches in the Trenton-Princeton MSA
- **Attractive Low-Cost Funding Base:** ~85bps below peer median cost of interest-bearing deposits driven by a granular deposit mix and high-value relationships[(2)]

2025 Q4 Financial Overview

$5.8bn *Total Assets*	**$4.0bn** *Total Deposits*	**$3.8bn** *Net Loans*
0.95% *Non-GAAP ROAA[(3)]*	**7.5%** *Non-GAAP ROAE[(3)]*	**50.9%** *Non-GAAP Efficiency Ratio[(3)]*
4.77% *Yield on Loans*	**2.23%** *Cost of Int. Bearing Deposits*	**2.70%** *Net Interest Margin*
12.0% *TCE / TA[(3)]*	**0.28%** *NPAs / Assets*	**236%** *ACL / NPLs[(4)]*

Source: S&P Global Market Intelligence; Financial data as of or for the quarter ended 12/31/2025 (1) U.S. market demographic data as of 6/30/2025; Deposit figures per bank level regulatory filings as of 6/30/2025; Top 3 counties of operation include Richmond County, NY, Union County, NJ and Middlesex County, NJ (2) Peers include major exchange traded banks and thrifts headquartered in NJ, CT or the NYC MSA with total assets between $2.0 billion and $10.0 billion and core ROAA less than 2.00%; excludes merger targets and mutual holding companies; peer financial data as of most recent quarter available (3) Reflects non-GAAP metrics; see appendix for further detail (4) Excludes loans held-for-sale

Member FDIC

10

Transaction Impact At Preliminary Appraisal

$shown in millions	Appraisal Range[1] Adjusted Minimum[2]	Minimum	Midpoint	Maximum	Appraisal Peer Median[3]
Second Step & Acquisition Assumptions					
Appraisal Value	**$1,948**	**$1,948**	**$2,291**	**$2,635**	
Gross Offering Size (73.1% of total)	$1,424	$1,424	$1,675	$1,926	
Offering Price per Share	$10.00	$10.00	$10.00	$10.00	
Minority Holders Exchange Ratio	1.8729 x	1.8729 x	2.2035 x	2.5340 x	
Minority Stock Price at Exchange Ratio	$18.73	$18.73	$22.03	$25.34	
Acquisition Price per Share to Northfield	$14.25	$14.25	$14.25	$14.65	
Pro Forma Valuation					
P / TBV	0.87 x	0.89 x	0.94 x	0.98 x	1.24 x
P / '26E EPS	11.5 x	13.1 x	14.5 x	15.8 x	10.2 x
P / '27E EPS	9.9 x	11.4 x	12.7 x	14.0 x	8.6 x
Pro Forma Capital Impact at Close					
TCE / TA	13.5%	15.5%	16.7%	17.7%	8.6%
CET1	19.8%	23.1%	25.0%	26.9%	11.7%
TRBC	20.4%	23.7%	25.7%	27.6%	14.5%
CRE / TRBC[4]	265%	228%	211%	196%	306%
Pro Forma Ownership Breakdown					
Columbia Ownership	78.6%	82.3%	84.6%	86.0%	
Northfield Ownership	21.4%	17.7%	15.4%	14.0%	

Adjusted minimum feature:
The adjusted minimum allows for any unsold shares from the subscription offering to be allocated towards the merger shares, resulting in a corresponding reduction in outstanding shares upon the completion of the conversion and the merger. The use of an adjusted minimum is subject to regulatory approval as part of the second step conversion transaction.

The adjusted minimum feature is accretive to tangible book value and EPS

Source: S&P Global Market Intelligence (1) Appraisal conducted by RP Financial, LC. is based on the midpoint of the offering; the preliminary Independent appraisal will be updated prior to the S-1 filing in early March (2) Assumes 100% of the shares issued to NFBK are part of the community offering (3) Peer medians based on comparable companies group presented by RP Financial, LC. in their preliminary independent appraisal (peers include KRNY, PFS, WSFS, CCNE, CNOB, DCOM, FCF, NBTB, OCFC, PGC, STBA, TMP and UVSP) based on financial data as of or for the most recent quarter available (4) Excludes owner-occupied CRE per regulatory definition Note: Market data as of 1/30/2026

Member FDIC

11

12 68.4% 56.5% 48.1% CLBK Pro Forma (2nd Step) 2027E Pro Forma (2nd Step + Merger) 2027E 2.36% 2.58% 2.90% CLBK Pro Forma (2nd Step) 2027E Pro Forma (2nd Step + Merger) 2027E 0.57% 0.82% 1.06% CLBK Pro Forma (2nd Step) 2027E Pro Forma (2nd Step + Merger) 2027E Enhanced Performance A Partnership With Northfield Dramatically Improves Profitability Metrics Note: Pro forma financial data shown at the midpoint of the preliminary appraisal. The final appraisal may differ from the pr eli minary appraisal due to market conditions or other factors; Assumes 6/30/2026 transaction close (1) Columbia standalone financial data as of 12/31/2025 (2) Based on a TCE / TA ratio of 9.00% (3) U nder Federal Reserve Board regulations, stock repurchases are not permitted during the first year following the completion of the second step conversion Return on Average Assets Net Interest Margin +25bps Identified Ways to Leverage ~$1.4bn (2) of Excess Capital to Drive Shareholder Value Organic Growth Cash Dividends AFS Securities Restructuring +24 bps +22bps +32 bps Efficiency Ratio (8%) (12%) (1) (1) (1) Share Repurchases (3) 1 2 3 4 De - emphasis on bank M&A for the next 18 months

Strong Underwriting Standards Supported by a Top Tier Balance Sheet

History of Prudent Underwriting Culture…

NCOs / Avg. Loans



0.16%
0.18%
0.10%
0.23%
0.18%
0.19%
0.10%
0.07%
0.14%
0.16%
0.17%
0.16%
0.14%
0.08%
0.05%
0.09%
0.09%
0.03%
0.00%
0.03%
0.12%
0.07%
0.09%
0.03%
(0.01%)
0.04%
(0.04%)
0.11%
0.07%
0.02%
0.15%
0.16%
0.11%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
CLBK
NFBK
Appraisal Peers(1)

Median Since '15	
CLBK	0.08%
NFBK	0.06%
Peers	0.16%

…Supported By a De-Risked Loan Portfolio

NY Rent-Regulated[2] / Loans HFI



10.5%
3.3%
Northfield Bancorp (3)
Pro Forma(4) (12/31/2025)

Office / Loans HFI



4.5%
1.5%
Northfield Bancorp (3)
Pro Forma(4) (12/31/2025)

Multifamily / TRBC



182%
115%
NYC Peer(5) Median
Pro Forma(4) (12/31/2025)

…And Enhanced Liquidity

Core Deposits / Deposits[7]



66%
71%
Columbia (6)
Pro Forma (4) (12/31/2025)

Cash & Securities / Assets



18%
28%
Columbia (6)
Pro Forma (4) (12/31/2025)

Source: S&P Global Market Intelligence (1) Peer medians based on the peer group presented by RP Financial, LC. in its independent appraisal (includes KRNY, PFS, WSFS, CCNE, CNOB, DCOM, FCF, NBTB, OCFC, PGC, STBA, TMP and UVSP) (2) Includes all multifamily loans that have rent-regulated units in New York City (includes New York County, Kings County, Bronx County, Queens County and Richmond County) (3) Northfield standalone financial data as of 12/31/2025 (4) Includes impact of second step offering and excludes purchase accounting adjustments (5) NYC peers include major exchange traded banks headquartered in the NYC MSA with total assets between $5 billion and $25 billion (includes PFS, DCOM, OCFC, CNOB, AMAL, MCB, KRNY and PGC); peer financial data per regulatory filings (6) Columbia standalone financial data as of 12/31/2025 (7) Core deposits defined as total deposits less total CD balances

13

Overview of Northfield's NY Rent-Regulated Multifamily Portfolio

NY Rent-Regulated Portfolio Key Highlights

- **Low LTV and Conservative Underwriting:** Sub-50% weighted-average LTV combined with a granular loan portfolio ($1.7 million average balance)
- **Legacy Assets:** Portfolio has demonstrated strength through multiple interest rate cycles
- **Low Historical Loss Rate:** Over the past 10 years, NFBK has only charged-off $414 thousand of rent-regulated loans (all related to a single credit)

Portfolio Statistics[1]

- Approximately 10.9% or $419 million of loans outstanding are collateralized by properties in New York with units subject to some percentage of rent-regulation
- None of the loans that are rent-regulated in New York are interest only
- 21 loans with an aggregate principal balance of $50.2 million will re-price in 2026
- Loans to properties with greater than 50% of units that are rent-regulated represent approximately 46% of the total NY multifamily portfolio and have a weighted average DSCR of 1.59x[2]
- ~$2.0mm or 0.47% of the portfolio is on non-accrual status[3]

Portfolio by County[1]



New York
Bronx
10%
27%
Queens
9%
7%
Richmond
3%
Westchester
1%
Nassau
42%
Kings

County	Balance ($mm)	LTV (%)	DSCR (x)
Kings	$178	49.6%	1.57x
Bronx	$115	50.3%	1.68x
New York	$44	45.7%	1.48x
Queens	$36	43.2%	1.89x
Richmond	$31	59.9%	1.35x
Westchester	$13	57.7%	1.21x
Nassau	$2	35.3%	2.13x
Total	**$419**	**49.8%**	**1.60x**

Portfolio by % Regulated Units[1]



65%
$419mm
Rent-Regulated Portfolio
15%
10%
10%
Loans to properties by % of rent-regulated units
>0% - 30%
30% - 60%
60% - 90%
100%

Note: Financial data as of 12/31/2025 (1) Includes all multifamily loans that have rent-regulated units (2) Includes all multifamily loans that have rent-regulated units in New York (Kings County, Bronx County, New York County, Queens County, Richmond County, Westchester County, and Nassau County) (3) The loan is current as to principal and interest in accordance with its original contractual terms

Member FDIC

14

Comprehensive Due Diligence

Due Diligence Scope of Review

- 70+ professionals (inclusive of advisors and consultants) conducted a comprehensive due diligence review of Northfield over a more than 30-day period
- In person and virtual due diligence review of all functional areas, in addition to business strategies, clients, employees and culture
- Heightened diligence focus surrounding loan portfolio and credit administration
- Long standing relationship among key principals with significant market knowledge and an emphasis on cultural fit

Key Diligence Focus Areas

Credit & Loan Review	Compliance & Audit
Risk Management	Investment Services
Finance & Accounting	Legal & Regulatory
Branch Network	HR, IT & Operations
Commercial & Retail Banking	ALCO / Liquidity
Tax	Treasury

Credit Review Summary

- SRA Consulting LLC conducted an independent loan review across all major business lines and loan products achieving over 50% coverage of commercial loans
  - Columbia staff also reviewed over 50% of the commercial loan portfolio in conjunction with the loan review
- Conducted a thorough examination of underwriting and credit standards along with the alignment of credit cultures
- Comprehensive loan review consisted of the following:
  - 100% of all criticized, classified, special mention, and non-accrual loans
  - Over 50% of the commercial loan portfolio
- Comprehensive review of the NYC rent-regulated portfolio consisted of the following:
  - Both Columbia and SRA reviewed 100% of the NYC rent-regulated multifamily loans
  - Columbia commissioned geographic based market studies of the rent-regulated portfolio prepared by New York based independent appraisal experts
  - Columbia's Collateral Risk Team stress tested the portfolio LTVs. Any loan with a stressed LTV >90% was appraised by a NYC-based independent appraisal firm in January 2026
    - The appraisal's LTV shortfalls total only $2.7 million on 11 loans and confirmed that the stress test assumptions were conservative relative to appraised values
  - Review resulted in a ~14% combined mark on the NYC rent regulated portfolio (~7% credit mark / ~7% interest rate mark)
- Aggregate credit mark of $81.0 million or 2.1% of the portfolio

Member FDIC

15

16 Transaction Highlights Leverages a portion of the capital from Columbia’s second step offering to drive improved financial performance and better position the Company for future growth Bolsters Columbia’s position in New Jersey and establishes a robust platform in Brooklyn and Staten Island Attractively priced transaction that balances meaningful EPS accretion with acceptable levels of tangible book value dilution Low risk transaction combining two sound community banking franchises with shared visions, culture and operating philosophies Combines two strong management teams and boards with a wealth of industry experience

17 Appendix

Pro Forma Loan & Deposit Composition

Complementary Lending & Deposit Verticals

Columbia Financial, Inc. | Northfield Bancorp | Pro Forma(1)

Loan Mix



$8.2bn(2)
Multifamily
20%
Other CRE
22%
Home Equity Loans & Advances
3%
<1%
Other
6%
Construction
31%
1–4 Family
9%
Commercial
8%
Owner-Occupied CRE

Yield on Loans: 5.03%
NY Rent-Regulated / Loans(4): <0.1%



$3.8bn(3)
Other CRE
13%
Home Equity Loans & Advances
5%
<1%
Other
1%
Construction
4%
1–4 Family
4%
Commercial
10%
Owner-Occupied CRE
Multifamily
61%

Yield on Loans: 4.77%
NY Rent-Regulated / Loans(4): 10.5%



$12.1bn
Other CRE
19%
Home Equity Loans & Advances
4%
<1%
Other
4%
Construction
23%
1–4 Family
8%
Commercial
9%
Owner-Occupied CRE
Multifamily
33%

Yield on Loans: 4.95%
NY Rent-Regulated(4) / Loans: 3.3%

Deposit Mix



$8.4bn
NIB Demand Deposits
18%
Interest Bearing Demand Deposits
24%
Money Market Accounts
17%
Savings & Club Deposits
7%
CDs
34%

Cost of Interest-bearing Deposits: 2.79%
Loans / Deposits: 98.2%



$4.0bn
Interest Bearing Demand Deposits
35%
Money Market Accounts
7%
Savings & Club Deposits
21%
CDs
18%
NIB Demand Deposits
18%

Cost of Interest-bearing Deposits: 2.23%
Loans / Deposits: 96.0%



$12.4bn
NIB Demand Deposits
18%
Interest Bearing Demand Deposits
27%
Money Market Accounts
14%
Savings & Club Deposits
12%
CDs
29%

Cost of Interest-bearing Deposits: 2.61%
Loans / Deposits: 97.5%

Note: Financial data as of 12/31/2025 (1) Excludes purchase accounting adjustments (2) Excludes loans classified as PCD and net deferred loan costs, fees and purchase premiums and discounts (3) Excludes loans classified as PCD (4) Includes all multifamily loans that have rent-regulated units in New York City (New York County, Kings County, Bronx County, Queens County and Richmond County)

Member FDIC

18

Detailed Transaction Assumptions

Earnings	• CLBK earnings through 2027 per FactSet Consensus Estimates and includes adjustments related to the second step conversion and stock offering • NFBK earnings through 2027 per FactSet Consensus Estimates
Cost Savings	• Pre-tax cost savings estimated at 35.0% of NFBK non-interest expense, phased in 50% in 2026, 90% in 2027 and 100% thereafter
Merger Expenses	• Pre-tax one-time expenses of $55.0 million (~1.8x 2026E fully-phased in cost savings after-tax or 9.2% of deal value pre-tax)
Credit	• Gross credit mark of 2.1% of NFBK's gross loans at close ($81 million, ~2.2x reserves at close) – Review resulted in ~14% combined mark (~7% credit mark / ~7% interest rate mark) on NFBK's NYC rent-regulated portfolio • Assumes early adoption of FASB's amendments to ASU 2016-13, eliminating non-PCD credit mark and related "double count"
Pre-Tax Fair Value Marks	• $137.3mm (3.6%) loan portfolio write-down, accreted over 4 years straight line • $0.3mm (3.8%) HTM securities write-down, accreted over 5 years straight line • $1.2mm aggregate write-down of funding liabilities, amortized or accreted over the life of individual liabilities • $5.8mm pre-tax unrealized AFS loss already in equity, accreted over 5 years straight line
Other	• Core deposit intangibles of 2.25% or $73.3mm, amortized over 10 years sum-of-the-years-digits • Assumes a 45.0% reduction to interchange income from Durbin Amendment • Assumes NFBK ESOP is terminated at close (~$15 million increase to NFBK's common equity) • 27.0% marginal effective tax rate on NFBK earnings and merger adjustments

Member FDIC
19

20 ~$18B Pro Forma Assets (1) Note: Financial data as of respective year end; (1) Pro forma assets shown at 6/30/2026 close $10.5B Assets $10.6B Assets $11.0B Assets • Sold 43% of Company • Raised $498 million • Pro Forma TCE: 15.6% Completed IPO $6.7B Assets $8.8B Assets $10.4B Assets • Mutual merger • $422 million in total assets • Net addition of 3 branches Acquired Roselle • Mutual merger • $595 million in total assets • Net addition of 3 branches Acquired RSI $8.2B Assets $9.2B Assets • $136 million cash acquisition • $962 million in total assets • Net addition of 7 branches Acquired Stewardship • Mutual merger • $316 million in total assets • 2 branches added Acquired Freehold Transformative Merger With Northfield & Second Step Offering 2018 2019 2020 2021 2022 2026 2024 2023 2023 2024 2025 Seasoned & Disciplined Acquiror Strong Track Record of Successful M&A Execution Built the Infrastructure to Grow

Pro Forma Earnings Per Share & Goodwill Reconciliation

2027 Earnings per Share

$ in millions, except per share figures	**2027E**
CLBK Consensus Net Income	$85.3
Additional 2nd Step Income Adjustments:	
Earnings on 2nd Step Net Proceeds	43.1
ESOP Expense	(1.7)
MRP Expense	(4.0)
Options Expense	(3.9)
Capital Management Strategies	(8.1)
CLBK Adjusted Net Income	**$110.7**
CLBK Adjusted Earnings per Share	**$0.52**
NFBK Net Income	**$56.6**
After-Tax Merger Adjustments:	
Cost Savings	$22.1
Opportunity Cost of Cash	(6.1)
Durbin Amendment Impact	(0.7)
Pro Forma REIT Tax Dis-synergy	(0.1)
Accretion of Interest Rate Marks	25.7
Core Deposit Amortization from Transaction	(7.8)
Pro Forma Net Income	**$200.4**
Pro Forma Earnings Per Share	**$0.79**
Estimated Earnings Accretion	**51%**
CLBK Standalone ROAA	***0.82%***
CLBK Pro Forma ROAA	***1.06%***

Goodwill Reconciliation at Close

$ in millions	
Fully Diluted Deal Value	**$597.1**
NFBK Common Equity	**704.3**
Plus: ESOP Elimination	15.3
Less: NFBK After Tax Restructuring Charge	(28.2)
Less: NFBK Intangibles	(0.0)
Tangible Common Equity	**691.4**
Purchase Accounting Adjustments:	
Investment Securities Mark	(0.3)
Gross Loans - Credit Mark	(81.0)
ALLL Reversal	37.3
Gross Loans - Rate Mark	(137.3)
Time Deposit Mark	1.4
Borrowings Mark	(0.4)
Subordinated Debt	0.2
Net FMV Adjustments	**(180.0)**
Deferred Tax Asset / (Liability)	48.6
NFBK Adjusted Tangible Common Equity (Pre-CDI)	**560.0**
Premium Allocation	
Core Deposit Intangible	73.3
Deferred Tax Asset / (Liability)	(19.8)
NFBK Adjusted Tangible Common Equity (Inc. CDI)	**613.5**
Goodwill Allocation / (Bargain Purchase)	**($16.4)**

Note: Pro forma financial data shown at the midpoint of the preliminary appraisal. The final appraisal may differ from the preliminary appraisal due to market conditions or other factors

Member FDIC

21

22 Pro Forma Tangible Book Value Per Share Reconciliation at Close $10.58 $11.68 ($0.16) $11.16 $1.10 ($0.36) After - Tax Net Merger Consideration & FMV Impacts 2 nd Step Conversion Impact Standalone CLBK TBVPS CLBK Fully Converted Pro Forma CLBK TBVPS After - Tax One - Time Merger Expenses 4.4% TBV Dilution Note: Assumes a consistent appraisal with and without the deal. Pro forma financial data shown at the midpoint of the prelimi nar y appraisal. The final appraisal may differ from the preliminary appraisal due to market conditions or other factors

23 Non - GAAP Reconciliations $000s MRQ Return on Average Assets $5,671,628 Average Assets (27,402) Net / (Loss) income 41,034 Add: Goodwill and Intangible Impairment $13,632 Net Income Excluding Goodwill & Intangible Impairment (1.92%) GAAP ROAA 0.95% Non - GAAP ROAA MRQ Return on Average Total Stockholder’s Equity $722,024 Average Total Stockholders' Equity ($27,402) Net / (Loss) income 41,034 Add: Goodwill and Intangible Impairment $13,632 Net Income Excluding Goodwill & Intangible Impairment (15.06%) GAAP ROAE 7.49% Non - GAAP ROAE MRQ Efficiency Ratio $41,343 Total Revenue 62,076 Total Noninterest Expense (41,034) Less: Goodwill and Intangible Impairment $21,042 Noninterest Expense Excluding Goodwill & Intangible Impairment 150.15% GAAP Efficiency Ratio 50.90% Non - GAAP Efficiency Ratio $000s MRQ Tangible Common Equity / Tangible Assets $5,754,010 Total Assets 0 Less: Goodwill and Core Deposit Intangibles $5,754,010 Non - GAAP Tangible Assets 690,059 Total Stockholders' Equity 0 Less: Goodwill and Core Deposit Intangibles $690,059 Non - GAAP Tangible Stockholders’ Equity 11.99% Non - GAAP Tangible Common Equity / Tangible Assets